Exhibit 10.44
                                                -------------

United Air Lines, Inc.
6-1162-PJG-064                Page 1

                       The Boeing Company
                          P.O. Box 3707
                     Seattle. WA  98124-2207

6-1162-PJG-064



United Air Lines Inc.
P.O. Box 66100
Chicago, Illinois 60666



Subject:       Letter Agreement No. 6-1162- PJG-064 to Purchase
               Agreement No. 1663 - Pratt and Whitney Engine Model PW4074 Surge Mapping

Reference is made to Purchase Agreement No. 1663 dated December 18, 1990, between The Boeing Company (Boeing) and United Air Lines, Inc. (Buyer) relating to the sale by Boeing and the purchase by Buyer of Model 777-222 aircraft (the Purchase Agreement).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

Boeing and Pratt and Whitney have a requirement to use one ( 1 ) Aircraft, Manufacturer's Serial Number 30216, Registration Number N210UA, Block Number WA261, scheduled for delivery during January, 2000 (the Test Aircraft), for testing to investigate PW4084 bill of materials engine surge characteristics. One PW4074 engine, Serial Number 777096, will be temporarily installed at Position 2 during the Program. The engine will be replaced with a new engine Serial Number 777101 prior to delivery. Buyer will permit Boeing to use such Test Aircraft subject to the following terms and conditions.


1.   Statement of Work.
     -----------------
The work to be performed in the Program is set forth in Attachment A to this Letter Agreement (the Statement of Work).
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.   Schedule.
     --------
Boeing's Planning Schedule for the Program is set forth in Attachment B to this Letter Agreement. The Planning Schedule specifies the Flight Test portion of the Program will [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


United Airlines Inc.
6-1162-PJG-064                Page 2


3.   Price and Payment.
     -----------------
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.   Additional Conditions.
     ---------------------
A. On conclusion of the Flight Test and prior to delivery of the Aircraft to Buyer, Boeing shall:

     (1) Remove the Pratt & Whitney Model PW4074 engine, Manufacturer Serial Number 777096 from Position 2, and install new Pratt & Whitney Model PW4077 Engine, Manufacturer Serial Number 777101 at Position 2. In the event Boeing is required to install PW4077 engines on the Test Aircraft other than those as designated herein, Boeing will notify Buyer as to the manufacturer's serial number of each such engine.

          [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT].

B.   [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

C. The warranties provided by Boeing in Part A of Exhibit B to the Purchase Agreement and the Performance Guarantees set forth in Letter Agreement No. 6-1162-DLJ-846 to the Purchase Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

D.   [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

E.   [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.


United Air Lines Inc.
6-1162-PJG-064                Page 3


Very truly yours,
                                   ACCEPTED AND AGREED TO:

                                   Date: 12/8/99
                                         --------------------
THE BOEING COMPANY                 UNITED AIR LINES, INC.

By  /s/ Peter Garland                  By  /s/ Frederic Brace
    -----------------                      ------------------
Its        Attorney-ln-Fact            Its  Senior V.P. - Finance


Attachment A to
6-1162-PJG-064                Page 1


STATEMENT OF WORK
-----------------
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Attachment B to
6-1162-PJG-064                Page 1

SCHEDULE
--------
[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]